UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2026

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Rent the Runway, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-40958	80-0376379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rent the Runway, Inc.

10 Jay Street

Brooklyn, New York 11201

(Address of principal executive offices, including zip code)

(212) 524-6860

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	RENT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

Rights Offering Backstop Commitment

On October 20, 2026, Rent the Runway, Inc. (the “Company”) completed its previously announced $15,000,000 rights offering (the “Rights Offering”). Subscribers in the Rights Offering exercised rights to purchase an aggregate of 2,501,262 shares of the Company’s Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”) and the gross proceeds received from subscribers in the Rights Offering was approximately $8.9 million.

Pursuant to the Rights Offering Backstop Agreement, dated as of September 11, 2026, as amended and restated on October 20, 2026, by and among the Company and CHS US Investments LLC (“CHS”), Gateway Runway, LLC (“Nexus”) and S3 RR Aggregator, LLC (“STORY3” and, collectively with CHS and Nexus, the “Investor Group”), the Investor Group agreed to purchase all unsubscribed shares of Class A Common Stock to be issued in connection with the Rights Offering at a price of $3.55 per share (the “Backstop Commitment”). On October 21, 2026, in satisfaction of the Backstop Commitment, the Company issued an aggregate of 1,724,089 shares of Class A Common Stock to the Investor Group, of which 458,245 shares were purchased by CHS, 632,922 shares were purchased by Nexus and 632,922 shares were purchased by STORY3. The gross proceeds received by the Company from the Backstop Commitment were approximately $6.1 million. (I) All shares issued in satisfaction of the Backstop Commitment and (II) 2,495,391 shares issued to the Investor Group as subscribers in connection with the Rights Offering, were issued in a transaction pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT THE RUNWAY, INC.

By:	/s/ Cara Schembri
Name: Cara Schembri
Title: Chief Legal & Administrative Officer

Dated: October 26, 2026